================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ----------------

                                 FORM 8-K/A

                               AMENDMENT NO. 1
                                     TO
                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 10, 1997


                              JUST LIKE HOME, INC.
             (Exact name of registrant as specified in its charter)


                      Florida                              0-25908
(State or other jurisdiction of incorporation)      (Commission File No.)


                          2440 Tamiami Trail North
                           Nokomis, Florida  34275
                   (Address of principal executive office)

     Registrant's telephone number, including area code: (941) 966-3636


================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Filed as a part of this report are the audited financial statements of Community Assisted Living Centers, Inc., a Florida corporation ("Community"), for the fiscal year ended December 31, 1996, as required by Rule 3-05(b) of Regulation S-X.

         (b) PRO FORMA FINANCIAL INFORMATION. Following is the pro forma financial information for the registrant as of and for the year ended December 31, 1996, after giving effect to the acquisition of Community as of March 22, 1996 (the date of inception of Community), required by Article 11 of Regulation

                                                                                 December 31, 1996
                                                         ---------------------------------------------------------------
                                                                            Community
                                                           Just Like     Assisted Living
                                                           Home, Inc      Centers, Inc.     Adjustments       Combined
                                                         -------------    ---------------   ------------      ----------
                          ASSETS
CURRENT ASSETS
      Cash                                           $      187,135      $     340,112                       $     527,247
      Restricted cash                                        82,662                  -                              82,662
      Restricted certificate of deposit                     250,000                  -                             250,000
      Investments                                                 -            499,690                             499,690
      Accounts receivable - trade                           160,878             25,395                             186,273
      Interest receivable                                         -              7,785                               7,785
      Due from related party - net                            7,305                  -                               7,305
      Other current assets                                   33,784                  -                              33,784
                                                     ---------------------------------------------------------------------
              Total current assets                          721,764            872,982                -          1,594,746
                                                     ---------------------------------------------------------------------
PROPERTY AND EQUIPMENT, NET                               5,044,953             13,861                           5,058,814
PROJECT DEVELOPMENT COSTS                                         -             22,676                              22,676
PROPERTY HELD FOR SALE                                    1,579,836                                              1,579,836
RESTRICTED CASH                                              56,216                                                 56,216
GOODWILL AND OTHER
      INTANGIBLE ASSETS, NET                                520,133              3,695                             523,828
OTHER ASSETS                                                 28,424                                                 28,424
                                                     ---------------------------------------------------------------------
      Total Assets                                   $    7,951,326      $     913,214         $      -      $   8,864,540
                                                     =====================================================================

      LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Accounts payable and accrued expenses          $      667,125      $       9,308                       $     676,433
      Current portion of long-term debt                     978,762                  -                             978,762
      Due to related parties                                150,000                  -                             150,000
                                                     ---------------------------------------------------------------------
              Total current liabilities                   1,795,887              9,308                -          1,805,195

LONG-TERM DEBT, less current portion                      3,910,622                                              3,910,622
NOTE PAYABLE TO RELATED
      PARTY, less current portion                           185,405                                                185,405
COMMON STOCK AND OPTIONS
      SUBJECT TO PUT                                        409,443                                                409,443
                                                     ---------------------------------------------------------------------
              Total liabilities                           6,301,357              9,308                -          6,310,665
                                                     ---------------------------------------------------------------------
STOCKHOLDERS' EQUITY
      Preferred stock                                             -                  -
      Common stock                                            3,917          1,064,924                           1,068,841
      Additional paid in capital                          6,135,981                  -                           6,135,981
      Stock subscriptions receivable                              -            (25,750)                            (25,750)
      Accumulated deficit                                (4,489,929)          (135,268)               -         (4,625,197)
                                                     ---------------------------------------------------------------------
              Total stockholders' equity                  1,649,969            903,906                -          2,553,875
                                                     ---------------------------------------------------------------------
              Total Liabilities and
                    Stockholders' Equity             $    7,951,326      $     913,214         $      -      $   8,864,540
                                                     =====================================================================




                                                                        Year Ended December 31, 1996
                                                     -------------------------------------------------------------------
                                                                        Community
                                                       Just Like     Assisted Living
                                                       Home, Inc      Centers, Inc.     Adjustments         Combined
                                                     -------------   ----------------   ------------      --------------

Revenue
      Resident fees                                  $    1,209,366       $          -                    $   1,209,366
      Management and consulting fees                        618,579             11,966                          630,545
      Companion fees                                         67,845                                              67,845
      Other income                                           58,645                                              58,645
                                                     -----------------------------------------------------------------
                Total revenue                             1,954,435             11,966              -         1,966,401

Expenses
      Operating, selling, general and
               administration                             3,476,281            170,741                        3,647,022
      Loss from impairment of property held for
              sale                                          818,500                                             818,500
      Litigation settlement                                 409,443                                             409,443
                                                     ------------------------------------------------------------------
                Total expenses                            4,704,224            170,741              -         4,874,965
                                                     ------------------------------------------------------------------

      Operating Loss                                     (2,749,789)          (158,775)             -        (2,908,564)
                                                     ------------------------------------------------------------------
Non-Operating Income (Expense)
      Interest income                                        78,804             23,507                          102,311
      Interest expense                                     (307,096)                                           (307,096)
                                                     ------------------------------------------------------------------
                Total non-operating expenses               (228,292)            23,507              -          (204,785)
                                                     ------------------------------------------------------------------

      Net Loss                                       $   (2,978,081)      $   (135,268)      $      -     $  (3,113,349)
                                                     ==================================================================









         (c) EXHIBITS. The following documents are filed herewith as exhibits:

                 Previously filed.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JUST LIKE HOME, INC.



                                        /s/   John F. Robenalt
                                        -------------------------------------
                                        Name:   John F. Robenalt
                                        Title:  President and Chief Executive
                                                Officer


Dated:   June 23, 1997

TABLE OF CONTENTS

                                                                                                         PAGES
 Report of Independent Accountants                                                                         1


 Financial Statements

    Balance Sheet                                                                                          2

    Statement of Operations                                                                                3

    Statement of Stockholders' Equity                                                                      4

    Statement of Cash Flows                                                                                5

    Notes to Financial Statements                                                                        6 - 8


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Community Assisted Living Centers, Inc.

We have audited the accompanying balance sheet of Community Assisted Living Centers, Inc. (the Company) (a development stage company) as of December 31, 1996 and the related statements of operations, stockholders' equity and cash flows for the period from March 22, 1996 (date of inception) to December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1996, and the results of its operations and its cash flows for the period from March 22, 1996 (date of inception) to December 31, 1996 in conformity with generally accepted accounting principles.



/s/  COOPERS & LYBRAND L.L.P.

Fort Myers, Florida
June 6, 1997

COMMUNITY ASSISTED LIVING CENTERS, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
December 31, 1996

                                              ASSETS

 CURRENT ASSETS
    Cash                                                                                         $       340,112
    Accounts receivable, less allowance for uncollectible accounts of $11,966                             25,395
    Interest receivable                                                                                    7,785
    Investments                                                                                          499,690
                                                                                                 ---------------
      Total current assets                                                                               872,982

 PROPERTY AND EQUIPMENT, less accumulated depreciation                                                    13,861

 PROJECT DEVELOPMENT COSTS                                                                                22,676

 ORGANIZATION AND START UP COSTS, less accumulated amortization                                            3,695
                                                                                                 ---------------
        Total assets                                                                             $       913,214
                                                                                                 ===============

                             LIABILITIES AND STOCKHOLDERS' EQUITY

 CURRENT LIABILITIES
    Accounts payable and accrued expenses                                                                  9,308
                                                                                                 ---------------
 STOCKHOLDERS' EQUITY
    Preferred stock, no par value; 10,000,000 shares authorized;
         no shares issued and outstanding                                                                      0
    Common stock, no par value; 50,000,000 shares authorized; 1,087,500 shares
         issued and outstanding                                                                        1,064,924
    Deficit accumulated during the development stage                                                    (135,268)
                                                                                                 ---------------
                                                                                                         929,656
    Less:  Subscriptions receivable                                                                      (25,750)
                                                                                                 ---------------

       Total stockholders' equity                                                                        903,906
                                                                                                 ---------------
       Total liabilities and stockholders' equity                                                $       913,214
                                                                                                 ===============



The accompanying notes are an integral part of these financial statements.

COMMUNITY ASSISTED LIVING CENTERS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
for the period March 22, 1996 (date of inception) to December 31, 1996

 Revenues
    Management fees                                                                              $        11,966
    Interest                                                                                              23,507
                                                                                                 ---------------
       Total revenues                                                                                     35,473
                                                                                                 ---------------
 Expenses
    Wages and salaries                                                                                    80,231
    Payroll taxes and benefits                                                                            14,083
    Temporary office help                                                                                  9,388
    Training and seminars                                                                                  8,830
    Rent                                                                                                  11,000
    Telephone                                                                                              3,979
    Travel                                                                                                 6,786
    Office supplies and expense                                                                           23,531
    Bad debt                                                                                              11,966
    Depreciation and amortization                                                                            947
                                                                                                 ---------------
       Total expenses                                                                                    170,741
                                                                                                 ---------------
       Net loss                                                                                  $      (135,268)
                                                                                                 ===============



The accompanying notes are an integral part of these financial statements.

COMMUNITY ASSISTED LIVING CENTERS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY
for the period March 22, 1996 (date of inception) to December 31, 1996


                                                                                          Deficit
                                                                                        Accumulated
                                                                                         During the
                                              Date of       Number of                   Development         Stock
                                            Transaction      Shares       Amount           Stage         Subscriptions
                                            -----------     ---------   ----------    --------------     -------------
 Balance, March 22, 1996 (date of
   inception)                                                    0     $        0       $        0        $        0


 Stock sold for cash and
   subscriptions ($1 per share)             07/26/96     1,087,500      1,087,500                0          (187,500)

 Stock subscriptions collected              08/02/96             0              0                0           105,000

 Stock subscriptions collected              08/14/96             0              0                0            10,000

 Stock subscriptions collected              08/27/96             0              0                0             5,000

 Stock subscriptions collected              10/17/96             0              0                0            11,750

 Stock subscriptions collected              12/16/96             0              0                0            30,000

 Cost of stock issuance                                          0        (22,576)               0                 0

 Net loss for the period from March 22,
   1996 through December 31, 1996                                0              0         (135,268)                0
                                                         ---------    -----------       ----------        ----------
 Balance, December 31, 1996                              1,087,500    $ 1,064,924       $ (135,268)       $  (25,750)
                                                         =========    ===========       ==========        ==========



The accompanying notes are an integral part of these financial statements.

COMMUNITY ASSISTED LIVING CENTERS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
for the period March 22, 1996 (date of inception) to December 31, 1996

 CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                                                      $      (135,268)
    Adjustments to reconcile net loss to net cash used in operating activities
       Depreciation and amortization                                                                          947
       Changes in assets and liabilities
         Increase in accounts receivable                                                                  (25,395)
         Increase in interest receivable                                                                   (7,785)
         Increase in accounts payable and accrued expenses                                                  9,308
                                                                                                  ---------------
           Net cash used in operating activities                                                         (158,193)
                                                                                                  ---------------
 CASH FLOWS FROM INVESTING ACTIVITIES:
    Acquisition of property and equipment                                                                 (14,440)
    Project development costs                                                                             (22,676)
    Purchase of investments                                                                              (499,690)
    Payments of organization and start-up costs                                                            (4,063)
                                                                                                  ---------------
           Net cash used in investing activities                                                         (540,869)
                                                                                                  ---------------
 CASH FLOWS FROM FINANCING ACTIVITIES:
    Net proceeds from issuance of common stock                                                          1,039,174
                                                                                                  ---------------
           Net increase in cash                                                                           340,112

           Cash at beginning of period                                                                          0
                                                                                                  ---------------
           Cash at end of period                                                                  $       340,112
                                                                                                  ===============


The accompanying notes are an integral part of these financial statements.

COMMUNITY ASSISTED LIVING CENTERS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION:

     Community Assisted Living Centers, Inc. (the Company), a Florida Corporation, was incorporated on March 22, 1996. The Company's purpose is to provide a wide range of assisted living care services through the ownership, operation and management of assisted living facilities.

     The Company had no operations or activity prior to March 22, 1996. As of December 31, 1996, the Company's operations had not commenced and, as such, the Company was considered a development stage company. The Company has been primarily engaged in raising capital, planning the development of new assisted living facilities and seeking qualified acquisitions of existing living facilities (See Note 6).

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     A summary of significant accounting policies used in the preparation of the accompanying financial statements follows:

     DEPRECIATION: Depreciation expense is provided for property and equipment using the straight-line method over the estimated lives of the depreciable assets which range from five to seven years.

     INVESTMENTS: The Company has the positive intent and ability to hold to maturity the U.S. Treasury bills held. The Company's investment in U.S. Treasury bills with a maturity value of $527,000 maturing September 19, 1997 are classified as held-to-maturity securities and are recorded at amortized cost.

     PROJECT DEVELOPMENT COSTS: The Company has capitalized architectural and site feasibility costs as project development costs.

     AMORTIZATION: Organization and start-up costs are stated at cost and amortized over five years using the straight-line method.

     INCOME TAXES: Deferred tax assets and liabilities, if any, are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. No deferred tax assets or benefit for income taxes were provided at December 31, 1996.

     MANAGEMENT'S USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   PROPERTY AND EQUIPMENT:

     Property and equipment consists of office furniture, computer equipment and software which is stated at cost. Property and equipment consisted of the following at December 31, 1996:

         Property and equipment                                                                     $      14,440
         Less accumulated depreciation                                                                       (579)
                                                                                                    -------------
                                                                                                    $      13,861
                                                                                                    =============


     Depreciation expense was $579 for the period March 22, 1996 (date of inception) to December 31, 1996.

4.   ORGANIZATION AND START-UP COSTS:

     Organization and start-up costs consisted of the following at December 31, 1996:

         Organization and start-up costs                                                            $       4,063
         Less accumulated depreciation                                                                       (368)
                                                                                                    -------------
                                                                                                    $       3,695
                                                                                                    =============


     Amortization expense was $368 for the period March 22, 1996 (date of inception) to December 31, 1996.

5.   RELATED PARTY ACTIVITIES:

     John Robenalt, CEO, President and stockholder of the Company is also an owner of Robenalt & Robenalt, Attorneys at Law. During the period March 22, 1996 (date of inception) to December 31, 1996, Robenalt & Robenalt provided office space, office supplies and administrative services to the Company. The Company paid rent expense of $11,000 and approximately $13,600 for office supplies and administrative services reimbursement to Robenalt & Robenalt.

     The Company had receivables from related parties of $8,530 and payables to related parties of $300 at December 31, 1996.

6.   SUBSEQUENT EVENT:

     MERGER: In February, 1997, the Company entered into a merger agreement with Just Like Home, Inc. pursuant to which the Company merged with a new wholly-owned subsidiary of Just Like Home, Inc., Just Like Home Acquisition Corp. Under the terms of the agreement, the Company exchanged each of its shares of common stock for one and one-half shares of Just Like Home, Inc.'s common stock. The merger became effective on April 10, 1997.